UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

REAL GOODS SOLAR, INC.
(Name of Registrant as Specified in Its Charter)

IROQUOIS MASTER FUND LTD. IROQUOIS CAPITAL INVESTMENT GROUP LLC IROQUOIS CAPITAL MANAGEMENT, LLC RICHARD ABBE KIMBERLY PAGE
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JULY 14, 2017

IROQUOIS FUND MASTER, LTD

___________________, 2017

Dear Fellow Shareholder:

Iroquois Master Fund, Ltd. (together with its affiliates, “Iroquois” or “we”) is the beneficial owner of approximately 4.99% of the outstanding shares of the Class A Common Stock, par value $0.0001 per share (the “Common Stock”) of Real Goods Solar, Inc., a Colorado corporation (“RGSE” or the “Company”), making us the Company’s third largest shareholder. For the reasons set forth in the attached Proxy Statement, we believe immediate leadership change is required at RGSE to address the Company’s stock underperformance, contracting margins, and lack of alignment with shareholder interests. We further believe that immediate changes to the composition of the Company’s Board of Directors (the “Board”) are necessary in order to ensure there exists a shareholder-focused mindset in the boardroom and that the Company is being run in a manner consistent with shareholders’ best interests. Unfortunately, to date, the Board has been unwilling to embrace the level of change that we believe is required to put the Company on the right path towards shareholder value creation.

We are therefore seeking your support to vote AGAINST the re-election of the Company’s slate of incumbent director nominees, Ian Bowles, John Schaeffer, Robert L. Scott, Pavel Bouska and Dennis Lacey, at the Company’s 2017 annual meeting of shareholders scheduled to be held on August 23, 2017, at 10:00A.M., local time, at the Holiday Inn Express, 401 17th Street, Denver, Colorado 80202 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”). By voting AGAINST the Company’s slate of incumbent director nominees, the persons we believe are most responsible for the Company’s history of poor performance and the lack of accountability at RGSE, shareholders will be sending a strong message to the Board that they are dissatisfied with the status quo and that meaningful change is required. Our proxy solicitation is a platform for shareholders to express their views regarding RGSE and influence the Board with respect to any decisions regarding Board composition at the Company.

Iroquois is frustrated and dismayed by what we view as a transparent attempt by the Board to manipulate the Company’s corporate machinery to block shareholder voices. The Company had previously disclosed in its 2016 proxy statement a shareholder nomination deadline of August 28, 2017 for the upcoming Annual Meeting.  Accordingly, we were preparing to take the initial steps in furtherance of nominating a slate of highly qualified directors by such deadline.  We were deeply disturbed to learn of the Company’s action to trigger an immediate ten-day nomination window on June 23, 2017 and thereby disenfranchise shareholders and entrench the Board.  Ten calendar days is entirely insufficient for the work involved in identifying and vetting director nominees, and then preparing the nomination notice required under the Company’s Bylaws.  By purposely accelerating its nomination deadline to July 4, 2017, giving shareholders only ten calendar days to submit nominations, we believe the Board is attempting to eschew its responsibility for the Company’s failing performance by eliminating the possibility of an election contest at the 2017 Annual Meeting. We will not stand idly by while the Company’s performance continues to decline and the Board takes steps to further entrench itself by effectively disenfranchising shareholders.

While we note that the election of directors at RGSE requires only the vote of a plurality of the shares present in person, or represented by proxy at the Annual Meeting, we believe it would be inappropriate for any director to continue to serve on the Board if such director failed to receive a majority of the votes cast for his election and in direct opposition to a clear shareholder directive.

Our interests are fully aligned with the interests of all RGSE shareholders. We believe there is significant value to be realized at the Company. Given the Company’s track record of severe underperformance, lack of alignment with shareholders and poor corporate governance under the oversight of the current Board, we strongly believe that the Board must be reconstituted to ensure that the interests of the shareholders, the true owners of RGSE, are appropriately represented in the boardroom, and that the Board takes the necessary steps to help the Company’s shareholders realize maximum value for their investment.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed [COLOR] proxy card today. The attached Proxy Statement and the enclosed [COLOR] proxy card are first being furnished to the shareholders on or about [______] [__], 2017.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning the enclosed [COLOR] proxy card or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Innisfree M&A Incorporated, which is assisting us, at its address and toll-free numbers listed on the following page.

Thank you for your support,

/s/ Richard Abbe

Richard Abbe
Iroquois Master Fund, Ltd.

If you have any questions, require assistance in voting your [COLOR] proxy card,

or need additional copies of Iroquois’ proxy materials,

please contact Innisfree at the phone numbers listed below.

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders call toll free at (888) 750-5834

Banks and Brokers may call collect at (212) 750-5833

 PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JULY 14, 2017

2017 ANNUAL MEETING OF SHAREHOLDERS
OF

REAL GOODS SOLAR, Inc.
_________________________

PROXY STATEMENT
OF
IROQUOIS MASTER FUND LTD.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED [COLOR] PROXY CARD TODAY

Iroquois Master Fund Ltd. (“Iroquois Master Fund”), Iroquois Capital Investment Group LLC (“ICIG”), Iroquois Capital Management, LLC (“Iroquois Capital”), Richard Abbe, Kimberly Page (collectively, “Iroquois”, “we,” “our” or “us”) are significant shareholders of Real Goods Solar, Inc., a Colorado corporation (“RGSE” or the “Company”), owning approximately 4.99% of the outstanding shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”), including 1,036,149 shares of Common Stock issuable upon the exercise of certain warrants of the Company (the “4.99% Warrants”) and 303 shares of Common Stock issuable upon the exercise of certain warrants of the Company (the “9.99% Warrants”). We are seeking your support at the annual meeting of shareholders scheduled to be held on August 23, 2017, at 10:00 A.M., local time, at the Holiday Inn Express, 401 17th Street, Denver, Colorado 80202 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), to vote AGAINST the election of the Company’s slate of incumbent director nominees, Ian Bowles, John Schaeffer, Robert L. Scott, Pavel Bouska and Dennis Lacey, to the Company’s Board of Directors (the “Board”).

Our [COLOR] proxy card will also allow shareholders to vote on the following proposals that are being presented by the Company for shareholder consideration at the Annual Meeting:

•	The approval of an amendment to the Company’s 2008 Long-Term Incentive Plan to increase the number of shares authorized for issuance and the number of shares that a participant may receive in a fiscal year;
•	The ratification of the appointment of Hein & Associates LLP as the Company’s independent auditors for the 2017 fiscal year; and
•	Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Iroquois Master Fund, ICIG, Iroquois Capital, Mr. Abbe and Ms. Page (collectively, the “Iroquois Capital Group”) are deemed participants in this proxy solicitation. As of the date hereof, the members of the Iroquois Capital Group collectively own approximately 4.99% of the outstanding shares of Common Stock of the Company (the “Iroquois Capital Group Shares”). We intend to vote the Iroquois Capital Group Shares AGAINST the election of all of the RGSE director nominees (the “RGSE Nominees”), AGAINST the approval of an amendment to the Company’s Long-Term Incentive Plan to increase the number of shares authorized for issuance and the number of shares that a participant may receive in a fiscal year, and ABSTAIN on the ratification of the appointment of Hein & Associates LLP as the Company’s independent auditors for the 2017 fiscal year as described herein.

Please note that the RGSE Nominees are not the nominees of Iroquois and have not consented to be named in this Proxy Statement. Because the RGSE Nominees are not Iroquois’ nominees and have not consented to be named in this Proxy Statement, they are not participants in this solicitation. We can provide no assurance that any of the RGSE Nominees will serve as directors if elected.

The Company has set the close of business on July 6, 2017 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 110 16th Street, Suite 300, Denver, Colorado 80202. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were 7,480,906 shares of Common Stock outstanding.

THIS SOLICITATION IS BEING MADE BY IROQUOIS AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH IROQUOIS IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSON NAMED AS PROXY IN THE ENCLOSED [COLOR] PROXY CARD WILL VOTE ON SUCH MATTERS IN HIS DISCRETION.

IROQUOIS URGES YOU TO SIGN, DATE AND RETURN THE [COLOR] PROXY CARD TO VOTE AGAINST THE ELECTION OF THE COMPANY’S SLATE OF NOMINEES, Ian Bowles, John Schaeffer, Robert L. Scott, Pavel Bouska and Dennis Lacey, TO THE BOARD AT THE ANNUAL MEETING.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED [COLOR] PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our [COLOR] proxy card are available at

______________________________

2

IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. Iroquois urges you to sign, date, and return the enclosed [COLOR] proxy card today to vote AGAINST the election of Ian Bowles, John Schaeffer, Robert L. Scott, Pavel Bouska and Dennis Lacey to the Board and in accordance with Iroquois’ recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed [COLOR] proxy card and return it to Iroquois, c/o Innisfree M&A Incorporated (“Innisfree”) in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a [COLOR] voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “against” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. So please make certain that the latest dated proxy card you return is the [COLOR] proxy card.

Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, NY 10022 Stockholders call toll free at (888) 750-5834 Banks and Brokers may call collect at (212) 750-5833

3

Background to the Solicitation

The following is a chronology of our involvement at RGSE to date and the material events leading up to this proxy solicitation.

•	On March 2, 2015, the Company began a process of reorganization and realignment under a new operational model designed to leverage core strengths while reducing non-core overhead. The reorganization plan reduced headcount by 30% (100 positions) over the following few months.
•	On March 16, 2015, the Company announced that it would be unable to file its annual report on Form 10-K as required by the SEC.
•	On April 14, 2015, the Company received a letter from the Nasdaq Stock Market ("NASDAQ"), notifying the Company that it was no longer in compliance with Listing Rule 5550(b)(2) because the minimum market value of the Company's Common Stock fell below $35 million for the thirty (30) business days between February 24, 2015 and April 13, 2015.
•	On May 12, 2015, the Company held a Special Shareholder Meeting to consider a proposed reversed stock split of all outstanding shares of the Company's Common Stock at a specified ratio between 1:2 to 1:20.
•	On August 17, 2015, the Company received notification from NASDAQ that it regained compliance with NASDAQ Rules.
•	On March 30, 2016, a little more than one year from the previous announcement, the Company again announced that it would be unable to file its annual report on Form 10-K as required by the SEC.
•	On April 14, 2016, the Company received another letter from NASDAQ notifying the Company that it was no longer in compliance with NASDAQ's Listing Rule 5550(b)(1) due to the Company's failure to maintain a minimum of $2,500,000 in stockholders' equity ,or meet the alternatives of market value of listed securities or net income from continuing operations.
•	On August 15, 2016, the Company announced that it would be unable to file its quarterly report on Form 10-Q as required by the SEC. Based on the Company’s guidance, it expected $4.9 million in revenue in contrast to $14.7 million in revenue for the same period the previous year.
•	On October 17, 2016, NASDAQ notified the Company that it would be subject to delisting unless it requested a hearing before a NASDAQ Listing Qualifications Panel. The Company requested a hearing.
•	On December 20, 2016, the Company received a notification from NASDAQ stating that for the last thirty (30) consecutive business days, the bid price of the Company's Common Stock had closed below the minimum $1.00 per share requirement for continued listing on NASDAQ. If it appears to NASDAQ that the Company will not be able to cure the deficiency during a second compliance period, or if the Company is otherwise not eligible, NASDAQ will provide notice that the Company's securities will be subject to delisting.
4

•	On December 20, 2016, the Iroquois Group filed a Schedule 13G.
•	On February 14, 2017, the Iroquois Group filed an exit Schedule 13G.
•	On May 10, 2017, the Company reported First Quarter 2017 results and fielded just one question from a friendly banker on the Company’s earnings conference call.
•

On May 23, 2017, as part of what Iroquois believes is an ill-fated growth strategy, the Company entered into an agreement with Mobomo (“Mobomo”), LLC, a company controlled by the son of the Company’s CEO, Dennis Lacey, in which the Company agreed to pay Mobomo a total fee of $516,000 and to reimburse Mobomo’s out-of-pocket expenses.

•	On June 2, 2017, the Company convened a special meeting of shareholders to amends the 2008 Long-Term Incentive Plan and only 26.35% of the shares of the Company’s Common Stock entitled to vote were present in person or by proxy at the meeting, resulting in a quorum of a majority of the shares entitled to vote at the meeting not being present. Accordingly, the Company ended the special meeting of shareholders without holding any vote or conducting any business.
•	On June 12, 2017, David Belluck, the chairman of the Board, informed the Company that he would not seek reelection at the Annual Meeting.
•

On June 22, 2017, the Board advanced the date of the Annual Meeting to August 23, 2017, more than 30 days from the first anniversary of the date of the 2016 annual meeting of shareholders, thereby substantially accelerating the deadline by which shareholders could submit business proposals and/or nominations to be considered at the Annual Meeting.

5

REASONS FOR THE SOLICITATION

WE BELIEVE IT IS TIME FOR CERTAIN MEMBERS OF THE BOARD TO BE HELD ACCOUNTABLE FOR THE COMPANY’S POOR PERFORMANCE AND SUBSTANTIAL SHAREHOLDER VALUE DESTRUCTION

We are soliciting shareholders to vote AGAINST the election of the Company’s slate of incumbent directors, Ian Bowles, John Schaeffer, Robert L. Scott, Pavel Bouska and Dennis Lacey, at the Annual Meeting because we believe it will send a strong message to the Board that shareholders are dissatisfied with the Board’s failure to hold management accountable for the Company’s track record of poor performance, misalignment of interests and destruction of substantial shareholder value, as described in more detail below.

We are seeking the support of RGSE shareholders to help send the Board a clear message that the status quo is unacceptable and that meaningful change to the composition of the Board is necessary to drive substantial shareholder value creation. For the reasons set forth below, we urge shareholders to vote AGAINST the election of Ian Bowles, John Schaeffer, Robert L. Scott, Pavel Bouska and Dennis Lacey to the Board at the Annual Meeting.

We are Concerned with the Company’s Growth Strategy and Absence of Meaningful Results

We invested in the Company because we believe the stock represents compelling value. However, we are extremely concerned with the direction of the Company under the leadership of its current management team, who are responsible for what we believe is a flawed growth strategy. Although the Company has begun to increase its expenditures, Iroquois believes that such action will not yield projected top line growth. If history is any indicator, Iroquois believes that this is just another misstep in a long line of troubled decisions. For instance, since 2012, the Company’s gross profit margin has steadily decreased from ~36.3% to ~10.8%. In addition, revenue has steadily decreased from ~$109 million in 2011 to ~$17 million in 2016, while the Company’s cost of goods sold has fluctuated over the same period. To be frank, RGSE has not been profitable for seven out of the last eight years. It has consistently remained unprofitable since 2011 and its profit margin hit a lowest point over the past eight years at -145%, as of December 31, 2016. Other financial measures tell the same story. As of December 31, 2016, the Company’s Return on Assets (RoA) as well as its Return on Equity (RoE), are at its lowest point over the past six years at -46% and -1,302.9%, respectively.

Put simply, we believe that RGSE cannot afford to take on further expenses under its current strategy, due to its dramatic decline in revenue and the clear trends within the solar industry. We are therefore in strong disagreement with RGSE management’s current multi-market, high overhead expansion strategy in the residential solar space, where even much larger and efficient companies succumbed to market pressures (Sungevity, Inc. filed a petition for Chapter 11 bankruptcy, SolarCity Corporation was acquired by Tesla, Inc., and many others are going through consolidation and restructurings).

This begs the question, what is the Company trying to do? Without change, Iroquois is concerned that the Company has no viable future. A steadily decreasing (and negative) profitability, a lack of recent acquisitions, and what we believe is an absence of internal innovation, portends doom. There is no reason to think the downward trend will reverse itself, and shareholders must hold the Company accountable for abysmal total shareholder returns (TSR). The Company’s 1-year TSR is -99.7%, and 3 and 5-year TSR is - 100%.

6

We Question the Company’s Lack of Alignment with Shareholders

In addition to the Company’s growth strategy woes and miscues in operations, management and the existing Board have shown little confidence in the Company and its future. As of the Company’s 10-K filed on March 10, 2017, all directors and executive officers as a group own 2,937 shares, which represents approximately .04% of the shares outstanding, or as the Company puts it, “less than 1% ownership”. In our view, this reveals that management and the Board are not aligned with shareholders and that they do not share our mentality as the true owners of the Company. If the Company fails, who cares? Certainly not Mr. Robert L. Scott, who recently sold his last ten (10) shares and now owns zero (0) shares of Common Stock. To be fair, some of management have partaken in recent de minimis purchases, but we have to question why not more? The stock is trading at a historical low, and we cannot help but wonder why management and the Board are not buying more stock at these depressed levels. Perhaps it has something to do with the Company’s existing growth strategy.

We Believe the Company is Manipulating its Corporate Machinery to Disenfranchise Shareholders

On June 22, 2017, the Company announced that its 2017 Annual Meeting of Stockholders (“2017 Annual Meeting”) would be held on August 23, 2017, which advanced the date of the 2017 Annual Meeting approximately three months compared to the Company’s historical practice of holding its annual meetings in November. By scheduling the 2017 Annual Meeting more than 30 days before the first anniversary of the date of the Company’s 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”), the Company triggered an accelerated and immediate ten-day nomination deadline of July 4, 2017 under its advance notice bylaw provisions. Prior to this announcement, the Company had disclosed a nomination window of August 3, 2017 through August 28, 2017 for the 2017 Annual Meeting in its definitive proxy statement for the 2016 Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on October 7, 2016. Iroquois is frustrated and dismayed by what we view as the Board’s transparent attempt to manipulate the Company’s corporate machinery to block shareholder voices. By purposely accelerating the nomination deadline to July 4, 2017, giving shareholders only ten days to submit nominations, and reporting the same erroneously in its Form 8-K filed on June 23, 2017,[1] we believe the Board is attempting to eschew its responsibility for the Company’s failing performance by eliminating the possibility of an election contest at the 2017 Annual Meeting.

We Believe the Board Should Be Held Accountable for the Company’s Troubling Track Record and Destruction of Shareholder Value

We believe the current Board lacks a shareholder-focused mindset and question whether the Board is willing to make the difficult decisions necessary to hold management or itself accountable. Importantly, the poor stock price performance and alignment with shareholder interests and the apparent lack of accountability of both the Board and CEO, solidify our belief that material change in executive leadership and board composition are immediately required at RGSE. We believe with the right leadership, alignment of interests, and governance structures in place, the Company can deliver substantial value for all stakeholders.

For the reasons set forth above, we are seeking your support to vote AGAINST the election of Ian Bowles, John Schaeffer, Robert L. Scott, Pavel Bouska and Dennis Lacey to the Board at the Annual Meeting. By voting AGAINST the election of the incumbent directors, we believe RGSE shareholders will send a strong message to the Board that they are dissatisfied with the status quo and that meaningful change to the Board is required to put the Company on the right path towards shareholder value creation.

While the Company does not have a director resignation policy in place for unconstested elections, whereby any director who receives a greater number of votes “against” his or her election than votes “for” his or her election must promptly tender his or her resignation to the Board, we believe your vote AGAINST the election of the incumbent directors is critical as a referendum on the failure of the Board as stewards of shareholder value. Our proxy solicitation is an opportunity for you to express shareholder dissatisfaction with the Company’s continued mismanagement and value destruction and the Board’s failure to hold management accountable for such repeated failures. If our proxy solicitation results in any directors failing to receive a majority of the votes cast for his or her election, then we believe it would clearly be inappropriate for any such director to continue to serve on the Board.

[1] The Form 8-K instructions issued by the SEC indicate that Item 5.08 is reserved for disclosing a change in the date by which shareholder nominations to be included in the Company’s proxy materials must be made.

7

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of six directors, five of whom are up for election at the Annual Meeting.[2]  For the reasons stated above, we are seeking your support at the Annual Meeting to vote AGAINST the election of the RGSE Nominees: Ian Bowles, John Schaeffer, Robert L. Scott, Pavel Bouska and Dennis Lacey.

The Company has adopted a plurality vote standard, meaning that the nominees receiving the largest number of votes cast will be elected as directors at the Annual Meeting.

Please note that the RGSE Nominees are not the nominees of Iroquois, have not consented to be named in these proxy materials, and are the nominees of RGSE. Because the RGSE Nominees are not Iroquois’ nominees and have not consented to be named in this proxy statement, they are not participants in this solicitation. We can provide no assurance that any of the RGSE Nominees will serve as directors if elected. The names, backgrounds and qualifications of the RGSE Nominees, and other information about them, can be found in the Company’s proxy statement.

WE URGE YOU TO VOTE “AGAINST” THE ELECTION OF THE RGSE NOMINEES ON THE ENCLOSED [COLOR] PROXY CARD.

[2] The Company’s preliminary proxy statement indicates that David Belluck will not be standing for reelection at the Annual Meeting.

8

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT AND RESTATEMENT TO the Company’s 2008 Long-Term Incentive Plan

As discussed in further detail in the Company’s proxy statement, the Company is asking shareholders to approve an amendment and restatement to the Company’s 2008 Long-Term Incentive Plan to increase the number of shares authorized for issuance and the number of shares that a participant may receive in a fiscal year.

According to the Company’s proxy materials, currently a maximum of 52,536 shares of Common Stock is authorized for issuance under the 2008 Long-Term Incentive Plan and no participant may receive awards under the 2008 Long-Term Incentive Plan for more than 16,666 shares of Common Stock in any one fiscal year. The amendment and restatement, if approved, would provide that the shares of Common Stock authorized for issuance under the 2008 Long-Term Incentive Plan would be fixed at 1,300,000, and that no participant in the 2008 Long-Term Incentive Plan may receive awards under the 2008 Long-Term Incentive Plan for more than 500,000 shares of Common Stock in any one fiscal year, an increase of over 2,300% and 2,900%, respectively, from the currently authorized levels.

The Board previously called a special meeting of shareholders on June 2, 2017 to vote on a proposal to increase the number of shares of Common Stock authorized issuance under the incentive plan to 1,900,000. Only 26.35% of the shares of RGSE’s Common Stock entitled to vote were present in person or by proxy at the special meeting, resulting in a quorum of a majority of the shares entitled to vote at the meeting not being present. Accordingly, RGSE ended the special meeting of shareholders without holding any vote or conducting any business.

The Company has indicated that the amendment and restatement would allow the Company to grant stock options and other equity awards at levels it determines would be appropriate in order to incentivize performance, attract new employees and directors and retain existing employees and directors. Frankly, we are concerned the amendment and restatement will ultimately entail further dilution to shareholders and will ultimately reward what, in our view, is the Company’s failing performance. Accordingly, we encourage our fellow shareholders to vote against approval of the amendment of the Company’s 2008 Long-Term Incentive Plan.

WE RECOMMEND A VOTE “AGAINST” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S LONG-TERM INCENTIVE PLAN AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

9

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF HEIN & ASSOCIATES LLP AS INDEPENDENT AUDITORS

As discussed in further detail in the Company’s proxy statement, the Company is asking shareholders to ratify the appointment of Hein & Associates LLP as RGSE’s independent auditors for the 2017 fiscal year.

As disclosed in the Company’s proxy statement, although shareholder ratification is not required by law, if the appointment of Hein & Associates LLP is not ratified by shareholders, the Audit Committee of the Board may reconsider the appointment. Further, even if the appointment of Hein & Associates LLP is ratified by shareholders, the Audit Committee of the Board may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year should it determine that such change would be in the best interests of the Company and its shareholders.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL 2017 AND INTENDS TO “ABSTAIN” ON THIS PROPOSAL.

10

VOTING AND PROXY PROCEDURES

Shareholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting. Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Shareholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, Iroquois believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed [COLOR] proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted AGAINST the election of the RGSE Nominees, AGAINST the amendment to the Company’s 2008 Long-Term Incentive Plan, and ABSTAIN on the ratification of the appointment of Hein & Associates LLP as the Company’s independent auditors for the 2017 fiscal year.

This Proxy Statement includes authority to vote for all RGSE Nominees. Please note that the RGSE Nominees are not the nominees of Iroquois, have not consented to be named in this Proxy Statement, and are the nominees of Iroquois. The names, backgrounds and qualifications of the RGSE Nominees, and other information about them, can be found in the Company’s proxy statement. We can provide no assurance that any of the RGSE Nominees will serve as directors if elected.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting.  A majority of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under the NASDAQ rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on Proposals 1 and 2.

If you are a shareholder of record, you must deliver your vote by mail, attend the Annual Meeting in person and vote, vote by Internet or vote by telephone in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on Proposals 1 and 2.

Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on the proposals to elect directors, to approve the Annual Incentive Plan or to approve the non-binding advisory resolution on executive compensation.

11

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The Company has adopted a plurality vote standard for directors elections, meaning that the nominees receiving the largest number of votes cast for their election as directors will be elected at the Annual Meeting. Because director nominees must receive a plurality of the votes cast at the Annual Meeting, a vote withheld from a particular nominee or from all nominees, abstentions, or broker non-votes will not affect the election of that nominee, although they will count towards the presence of a quorum for the Annual Meeting.

Amendment to the Company’s 2008 Long-Term Incentive Plan ─ According to the Company’s proxy statement, approval of the amendment and restatement to the Company’s 2008 Long-Term Incentive Plan requires the affirmative vote of a majority of the votes cast “For” or “Against” the amendment and restatement. For purposes of determining the number of votes cast on the matter, only those cast “For” or “Against” are included. Abstentions and broker non-votes will therefore not be counted towards the total number of votes cast on the matter, although they will count towards the presence of a quorum for the Annual Meeting.

Ratification of the Appointment of Independent Auditors ─ According to the Company’s proxy statement, the ratification of the selection of Hein & Associates LLP requires the affirmative vote of a majority of the votes cast “For” or “Against” the selection. The Company has indicated that abstentions and the failure of a broker to cast a discretionary vote will have no effect on the outcome of the vote on this proposal, although they will count towards the presence of a quorum for the Annual Meeting.

Under applicable Colorado law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your [COLOR] proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Iroquois’ recommendations specified herein and in accordance with the discretion of the persons named on the [COLOR] proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Iroquois in care of Innisfree at the address set forth on the back cover of this Proxy Statement or to the Company at 110 16th Street, Suite 300, Denver, Colorado 80202 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Iroquois in care of Innisfree at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Innisfree may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies in favor of Iroquois’ voting recommendations.

IF YOU WISH TO VOTE AGAINST THE ELECTION OF THE RGSE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED [COLOR] PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

12

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Iroquois. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Iroquois has entered into an agreement with Innisfree for solicitation and advisory services in connection with this solicitation, for which Innisfree will receive a fee not to exceed $[_____], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Innisfree will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Iroquois has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Iroquois will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Innisfree will employ approximately [__] persons to solicit shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Iroquois. Costs of this solicitation of proxies are currently estimated to be approximately $[______]. Iroquois estimates that through the date hereof its expenses in connection with this solicitation are approximately $[_____]. Iroquois intends to seek reimbursement from the Company of all expenses it incurs in connection with this solicitation. Iroquois does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

Iroquois Master Fund, ICIG, Iroquois Capital, Richard Abbe and Kimberly Page are participants in this solicitation (each a “Participant” and collectively, the “Participants”). Each of Iroquois Master Fund and ICIG is engaged in the business of investing in securities of companies, including those of RGSE. Iroquois Capital serves as an investment adviser that provides investment advisory services to Iroquois Master Fund. Mr. Abbe serves as a Managing Director of Iroquois Master Fund. Ms. Page is a member of Iroquois Fund Master.

The address of the principal office of each of the Participants is 205 East 42nd Street, 20th Floor, New York, New York, 10017.

As of the date hereof, Iroquois Master Fund, directly beneficially owned 895,704 shares of Common Stock, including 667,464 shares of Common Stock issuable upon the exercise of the 4.99% Warrants, subject to the 4.99% Blocker and 303 shares of Common Stock issuable upon the exercise of the 9.99% Warrants, subject to the 9.99% Blocker. As of the date hereof, ICIG directly beneficially owned 429,038 shares of Common Stock, including 368,685 shares of Common Stock issuable upon the exercise of the 4.99% Warrants, subject to the 4.99% Blocker. As of the date hereof, Iroquois Capital, by virtue of serving as the investment manager to Iroquois Master Fund, may be deemed the beneficial owner of 895,704 shares of Common Stock beneficially owned in the aggregate by Iroquois Master Fund. As of the date hereof, Mr. Abbe, by virtue of serving as a managing member of Iroquois Capital and a managing member of ICIG, may be deemed the beneficial owner of the 1,324,742 shares of Common Stock beneficially owned in the aggregate by Iroquois Master Fund and ICIG, subject to the Blocker. As of the date hereof, Ms. Page, by virtue of her relationship with Iroquois Master Fund, may be deemed the beneficial owner of the 1,324,742 shares of Common Stock beneficially owned in the aggregate by Iroquois Master Fund and ICIG, subject to the Blocker. Iroquois may seek to acquire additional shares of Common Stock of the Company after this Solicitation. Iroquois may also seek to make additional changes to the capitalization, ownership structure, board structure or operations of RGSE.

13

The Participants may be deemed members of a “group” for the purposes of Section 13(d)(3) of the Exchange Act. The Group may be deemed to beneficially own the 1,324,742 shares of Common Stock, including the shares of Common Stock issuable upon the exercise of the 4.99% Warrants and 9.99% Warrants, owned in the aggregate by all of the participants in this solicitation. Each Participant in this Solicitation disclaims beneficial ownership of the shares of Common Stock he, she or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two years by the Participants in this Solicitation, see Schedule I.

The shares of Common Stock, 4.99% Warrants and 9.99% Warrants, owned directly by Iroquois Master Fund and ICIG, were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business) in the open market and through private placements.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any of the Proposals to be acted on in this Solicitation.

There are no material proceedings to which any Participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

OTHER MATTERS AND ADDITIONAL INFORMATION

Iroquois is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Iroquois is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed [COLOR] proxy card will vote on such matters in their discretion.

14

SHAREHOLDER PROPOSALS

According to the Company’s proxy statement for the Annual Meeting, any shareholder wishing to submit a proposal to be included in the Company’s proxy statement for the 2018 Annual Meeting pursuant to Rule 14a-8, must deliver such proposal(s) to the Company no later than [________], 2018, if the 2018 Annual Meeting is held within 30 days of August 23, 2018. In the event that the Company elects to hold the 2018 Annual Meeting more than 30 days before or after August 23, 2018, such shareholder proposals would have to be received by the Company a reasonable time before it begins to print and send its proxy materials for the 2018 Annual Meeting. Such proposals must contain specified information, including, among other things, information as would be required to be included in a proxy statement under Securities and Exchange Commission rules.

In addition, according to the Company’s proxy statement for the Annual Meeting, under the terms of the Company’s bylaws, shareholders who desire to present a proposal for action or to nominate directors (other than proposals to be included in our proxy statement and proxy card pursuant to Rule 14a-8 promulgated under the Exchange Act) at the 2018 annual meeting of shareholders must provide notice in writing of such proposal or nomination to us no earlier than [________], 2018 and no later than [_________], 2018 unless the date of the 2018 Annual Meeting is changed by more than 30 days from August 23, 2018. In the event that the Company elects to hold the 2018 Annual Meeting more than 30 days before or after August 23, 2018, such shareholder proposals would have to be received by the Company not less than 50 nor more than 75 days before the 2018 Annual Meeting; provided, however, that in the event that the Company provides less than 60 days’ notice or prior public disclosure (which shall include disclosure included within any filing we make with the Securities and Exchange Commission) of the date of such meeting to shareholders, shareholders must provide notice in writing of such proposal or nomination to us not later than the close of business on the 10th day following the date on which the Company provided such notice or public disclosure of the date of such meeting, whichever occurred first, for the 2018 annual meeting. Shareholder notices must contain the information required by Article II, Section 7 of the Company’s bylaws.

Shareholder proposals and nominations should be addressed to the Company at 110 16th Street, Suite 300, Denver, Colorado 80202, Attention: Corporate Secretary, Real Goods Solar, Inc.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2018 Annual Meeting is based on information contained in the Company’s proxy statement for the Annual Meeting. The incorporation of this information in this Proxy Statement should not be construed as an admission by Iroquois that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Iroquois Master Fund, Ltd.

[___________], 2017

15

SCHEDULE  I

TRANSACTIONS IN THE SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

Nature of the Transaction	Quantity Purchased/(Sold)	Date

IROQUOIS MASTER FUND LTD.

Purchase of Class A Common Stock	50	09/14/2016
Purchase of Series H Warrants	303	09/14/2016
Sale of Class A Common Stock	(20,300)	09/16/2016
Purchase of Class A Common Stock	20,300	09/20/2016
Purchase of Class A Common Stock	21,373	09/20/2016
Sale of Class A Common Stock	(1,073)	09/20/2016
Sale of Class A Common Stock	(20,300)	09/20/2016
Sale of Class A Common Stock	(50)	09/20/2016
Sale of Class A Common Stock	(9,091)	09/27/2016
Purchase of Class A Common Stock	8,417	09/27/2016
Sale of Class A Common Stock	(8,417)	09/27/2016
Purchase of Class A Common Stock	5,000	09/28/2016
Sale of Class A Common Stock	(5,000)	09/28/2016
Purchase of Class A Common Stock	1,590,909	12/08/2016
Sale of Class A Common Stock	(5,833)	12/08/2016
Sale of Class A Common Stock	(245,000)	12/08/2016
Sale of Class A Common Stock	(313,833)	12/09/2016
Sale of Class A Common Stock	(117,250)	12/12/2016
Sale of Class A Common Stock	(124,833)	12/13/2016
Purchase of Series I Warrants	53,030	12/13/2016
Sale of Class A Common Stock	(93,712)	12/14/2016
Sale of Class A Common Stock	(137,084)	12/15/2016
Sale of Class A Common Stock	(335,170)	12/16/2016
Sale of Class A Common Stock	(147,000)	12/19/2016
Purchase of Class A Common Stock	100,000	12/20/2016
Purchase of Class A Common Stock	22,500	12/21/2016
Sale of Class A Common Stock	(7,500)	12/21/2016
Sale of Class A Common Stock	(49,912)	01/10/2017
Sale of Class A Common Stock	(49,912)	01/11/2017
Sale of Class A Common Stock	(31,436)	01/12/2017
Sale of Class A Common Stock	(15,176)	01/12/2017
Sale of Class A Common Stock	(5,347)	01/20/2017
Sale of Class A Common Stock	(50,000)	01/20/2017

I-1

Sale of Class A Common Stock	(34,411)	01/23/2017
Purchase of Class A Common Stock	50,000	01/25/2017
Sale of Class A Common Stock	(122,200)	02/01/2017
Purchase of Class A Common Stock	188,710	02/01/2017
Purchase of Series K Warrants	419,355	02/01/2017
Sale of Class A Common Stock	(41,600)	02/02/2017
Sale of Class A Common Stock	(74,540)	02/03/2017
Sale of Class A Common Stock	(24,910)	02/03/2017
Sale of Class A Common Stock	(37,050)	02/06/2017
Sale of Class A Common Stock	(119,055)	02/07/2017
Purchase of Class A Common Stock	260,000	02/07/2017
Sale of Class A Common Stock	(130,365)	02/08/2017
Purchase of Series M Warrants	195,000	02/08/2017
Purchase of Class A Common Stock	25,000	02/14/2017
Purchase of Class A Common Stock	10,000	02/15/2017
Purchase of Class A Common Stock	53,450	02/16/2017
Sale of Class A Common Stock	(15,192)	02/16/2017
Sale of Class A Common Stock	(25,255)	02/17/2017
Sale of Class A Common Stock	(28,062)	02/17/2017
Sale of Class A Common Stock	(14,122)	02/21/2017
Sale of Class A Common Stock	(2,730)	02/22/2017
Sale of Class A Common Stock	(2,500)	02/23/2017
Purchase of Class A Common Stock	5,000	02/28/2017
Sale of Class A Common Stock	(19,500)	03/14/2017
Sale of Class A Common Stock	(12,933)	03/15/2017
Sale of Class A Common Stock	(44,514)	04/24/2017
Sale of Class A Common Stock	(5,087)	05/02/2017
Purchase of Class A Common Stock	42,000	06/22/2017
Purchase of Class A Common Stock	10,000	06/23/2017
Purchase of Class A Common Stock	10,000	07/06/2017
Purchase of Class A Common Stock	16,500	07/13/2017
Purchase of Class A Common Stock	94,300	07/14/2017

IROQUOIS CAPITAL INVESTMENT GROUP LLC

Sale of Class A Common Stock	(4,167)	12/08/2016
Sale of Class A Common Stock	(175,000)	12/08/2016
Purchase of Class A Common Stock	1,136,364	12/08/2016
Sale of Class A Common Stock	(224,167)	12/09/2016
Sale of Class A Common Stock	(83,750)	12/12/2016

Sale of Class A Common Stock	(89,167)	12/13/2016
Purchase of Series I Warrants	37,879	12/13/2016
Sale of Class A Common Stock	(66,938)	12/14/2016
Sale of Class A Common Stock	(97,916)	12/15/2016
Sale of Class A Common Stock	(239,406)	12/16/2016
Sale of Class A Common Stock	(105,000)	12/19/2016
Purchase of Class A Common Stock	100,000	12/20/2016

I-2

Purchase of Class A Common Stock	22,500	12/21/2016
Sale of Class A Common Stock	(7,500)	12/21/2016
Sale of Class A Common Stock	(50,088)	01/10/2017
Sale of Class A Common Stock	(50,088)	01/11/2017
Sale of Class A Common Stock	(50,088)	01/12/2017
Sale of Class A Common Stock	(15,589)	01/23/2017
Sale of Class A Common Stock	(65,800)	02/01/2017
Purchase of Class A Common Stock	101,613	02/01/2017
Purchase of Series K Warrants	225,806	02/01/2017
Sale of Class A Common Stock	(22,400)	02/02/2017
Sale of Class A Common Stock	(13,413)	02/03/2017
Sale of Class A Common Stock	(40,137)	02/03/2017
Sale of Class A Common Stock	(19,950)	02/06/2017
Purchase of Class A Common Stock	30,000	02/07/2017
Sale of Class A Common Stock	(64,106)	02/07/2017
Purchase of Class A Common Stock	140,000	02/07/2017
Sale of Class A Common Stock	(24,389)	02/08/2017
Sale of Class A Common Stock	(45,807)	02/08/2017
Purchase of Series M Warrants	105,000	02/08/2017
Purchase of Class A Common Stock	45,500	02/13/2017
Sale of Class A Common Stock	(13,408)	02/16/2017
Purchase of Class A Common Stock	25,000	02/16/2017
Sale of Class A Common Stock	(21,938)	02/17/2017
Sale of Class A Common Stock	(19,745)	02/17/2017
Sale of Class A Common Stock	(10,878)	02/21/2017
Purchase of Class A Common Stock	2,270	02/22/2017
Sale of Class A Common Stock	(2,500)	02/23/2017
Purchase of Class A Common Stock	9,000	03/02/2017
Purchase of Class A Common Stock	10,000	03/03/2017
Sale of Class A Common Stock	(5,000)	03/09/2017
Sale of Class A Common Stock	(10,500)	03/14/2017
Sale of Class A Common Stock	(7,067)	03/15/2017
Purchase of Class A Common Stock	6,500	03/16/2017
Purchase of Class A Common Stock	2,500	03/17/2017
Sale of Class A Common Stock	(2,485)	03/23/2017
Sale of Class A Common Stock	(2,515)	03/23/2017
Sale of Class A Common Stock	(42,986)	04/24/2017
Sale of Class A Common Stock	(4,913)	05/02/2017

I-3

SCHEDULE II

The following table is reprinted from the preliminary proxy statement filed by Real Goods Solar, Inc. with the Securities and Exchange Commission on June 23, 2017.

BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth information with respect to the beneficial ownership of our Class A common stock as of June 23, 2017 for: (i) each person (or group of affiliated persons) who, insofar as we have been able to ascertain, beneficially owned more than 5% of the outstanding shares of our Class A common stock; (ii) each director; (iii) each executive officer named in the Summary Compensation Table below; and (iv) all current directors and executive officers as a group. As of June 23, 2017, there were 7,480,906 shares of our Class A common stock and no shares of our Class B common stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Hudson Bay Master Fund, Ltd. (2)	830,288	9.99%
Intracoastal Capital, LLC (3)	518,945	6.49%
Dennis Lacey (4)	44	*
Alan Fine (5)	8	*
Thomas Mannik (6)	8	*
David L. Belluck (7)	2,817	*
Pavel Bouska (8)	14	*
Ian Bowles (9)	16	*
John Schaeffer (10)	9	*
Robert L. Scott (11)	21	*
All directors and executive officers as a group (8 persons) (12)	2,937	*

______

* Indicates less than 1% ownership.

(1)	This table is based upon information supplied by officers, directors and principal shareholders directly to RGS Energy or on Schedules 13D and 13G and Forms 3, 4 and 5 filed with the Securities and Exchange Commission. All beneficial ownership is direct and the beneficial owner has sole voting and investment power over the securities beneficially owned unless otherwise noted. Share amounts and percent of class include stock options exercisable and restricted stock vesting within 60 days after June 23, 2017.
(2)	According to a Schedule 13G filed on January 30, 2017 by Hudson Bay Capital Management, L.P., and information available or provided to RGS Energy. Consists of (i) an estimated 4,000 shares of our Class A common stock issuable under our Senior Secured Convertible Notes due April 1, 2019 (the “Notes”), (subject to a 9.99% beneficial ownership limitation; calculated using the “Conversion Price” (as defined in the Notes) floor price of $0.25); and (ii) 1,763,988 shares of over Class A common stock issuable upon exercise of warrants that are currently exercisable (subject to either a 4.99% or 9.99% beneficial ownership limitation), which together represent 9.99% of our outstanding shares of Class A common stock as of June 23, 2017. Does not include additional shares of Class A common stock issuable under the Notes and upon exercise of warrants because the holder does not have the right to receive such shares if the holder, together with certain attribution parties, would beneficially own in excess of 4.99% or 9.99%, as applicable, of the outstanding shares of our Class A common stock. Hudson Bay Capital Management, L.P., the investment manager of Hudson Bay Master Fund Ltd., has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management, L.P. Each of Hudson Bay Master Fund Ltd. and Sander Gerber disclaims beneficial ownership over these securities. The address of Hudson Bay Master Fund Ltd. is c/o Hudson Bay Capital Management LP, 777 Third Avenue, 30th Floor, New York, NY 10017.
II-1

(3)	According to a Schedule 13G filed on February 1, 2017 by Intracoastal Capital LLC (“Intracoastal”), Mitchell P. Kopin and Daniel B. Asher and information available or provided to RGS Energy. Consists of shares of our Class A common stock issuable upon exercise of warrants that are currently exercisable (subject to a 9.99% beneficial ownership limitation). Does not include additional shares of Class A common stock issuable upon exercise of warrants because the holder does not have the right to receive such shares if the holder, together with certain attribution parties, would beneficially own in excess of 4.99% of the outstanding shares of our Class A common stock. The reporting persons share voting power and dispositive power over the shares. Mr. Kopin and Mr. Asher, each of whom are managers of Intracoastal, have shared voting control and investment discretion over the securities held by Intracoastal. As a result, each of Mr. Kopin and Mr. Asher may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by Intracoastal. The address of Intracoastal and Mr. Kopin is 245 Palm Trail, Delray Beach, FL 33483. The address of Mr. Asher is 111 W. Jackson Boulevard, Suite 2000, Chicago, IL 60604.
(4)	Consists of 15,000 shares of our Class A common stock, 56 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable and 4 shares of our Class A common stock issuable upon exercise of stock options exercisable within 60 days after June 23, 2017.
(5)	Consists of 9 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable and 1 shares of our Class A common stock issuable upon exercise of stock options exercisable within 60 days after June 23, 2017.
(6)	Consists of 4 shares of our Class A common stock, 5 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable, and 1 shares of our Class A common stock issuable upon exercise of stock options exercisable within 60 days after June 23, 2017.
(7)	Consists of 2,800 shares of our Class A common stock beneficially owned by Riverside, 7 shares of our Class A common stock, 8 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable and 2 shares of our Class A common stock issuable upon exercise of stock options exercisable within 60 days after March 6, 2017. Mr. Belluck is the sole manager of Riverside, and as the sole manager, he may be deemed to beneficially own the securities beneficially owned by Riverside. Mr. Belluck and Riverside share voting and investment power over the securities beneficially owned by Riverside.
II-2

(8)	Consists of 4 shares of our Class A common stock and 10 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable
(9)	Consists of 6 shares of our Class A common stock and 10 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable.
(10)	Consists of 4 shares of our Class A common stock and 5 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable.
(11)	Consists of 10 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable.
(12)	Includes Messrs. Lacey, Fine, Mannik, Belluck, Bouska, Bowles, Schaeffer, and Scott.

II-3

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Iroquois your proxy AGAINST the election of the Company’s slate of nominees, Ian Bowles, John Schaeffer, Robert L. Scott, Pavel Bouska and Dennis Lacey, and in accordance with Iroquois’ recommendations on the other proposals on the agenda for the Annual Meeting by taking three steps:

●	SIGNING the enclosed [COLOR] proxy card;
●	DATING the enclosed [COLOR] proxy card; and
●	MAILING the enclosed [COLOR] proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed [COLOR] voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Innisfree at the address set forth below.

Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, NY 10022 Stockholders call toll free at (888) 750-5834 Banks and Brokers may call collect at (212) 750-5833

[COLOR] PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JULY 14, 2017

real goods solar, Inc.

2017 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF IROQUOIS MASTER FUND LTD.

THE BOARD OF DIRECTORS OF REAL GOODS SOLAR, Inc.
IS NOT SOLICITING THIS PROXY

P R O X Y

The undersigned appoints Richard Abbe and Andrew M. Freedman, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Real Goods Solar, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2017 Annual Meeting of Shareholders of the Company scheduled to be held August 23, 2017, at 10:00 A.M., local time, at the Holiday Inn Express, 401 17th Street, Denver, Colorado 80202 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Iroquois Master Fund, Ltd. (“Iroquois”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “AGAINST” the election of THE RGSE NOMINEES, “AGAINST” PROPOSAL 2 AND “ABSTAIN” ON PROPOSAL 3.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[COLOR] PROXY CARD

[X] Please mark vote as in this example

iroquois STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” the election of Ian Bowles, John Schaeffer, Robert L. Scott, Pavel Bouska and Dennis Lacey and “against” proposal 2. iroquois MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 3.

1.        Election of Ian Bowles, John Schaeffer, Robert L. Scott, Pavel Bouska and Dennis Lacey:

AGAINST ALL NOMINEES	FOR ALL NOMINEES, EXCEPT NOMINEE(S) WRITTEN BELOW	ABSTAIN
☐	☐ ________________ ________________ ________________	☐

2.       Approval of the amendment and restatement to the Company’s 2008 Long-Term Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Ratification of the appointment of Hein & Associates LLP as the Company’s independent auditors for the 2017 fiscal year.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.